FOR IMMEDIATE RELEASE

   Network Commerce Requests Nasdaq Hearing to Review Delisting Determination

SEATTLE--June 20, 2001--Network Commerce Inc. (Nasdaq: NWKC, temporarily NWKCD), the technology infrastructure and services company, today announced that it has requested a hearing from Nasdaq to appeal a notice regarding the potential delisting of the company's common stock from the Nasdaq National Market.

The hearing request will defer the delisting of the company's securities, pending a decision by the Nasdaq Listing Qualifications Panel. In its notice to the company, Nasdaq informed Network Commerce that it had failed to maintain a minimum bid price of at least $1.00 per share in accordance with NASDAQ Marketplace Rule 4450(a)(5).

"Throughout this process, Network Commerce is continuing to provide the suite of core online business services our customers depend upon, and we are building upon those to develop our next product offerings and continue the drive toward profitability," said Dwayne Walker, Chairman and CEO of the Company, "Given our substantial base of customers and our expected achievement of profitability from non-recurring items for the quarter ending this month, we remain confident in the possibilities for our future and in the business opportunity in the online business services market." Network Commerce's common stock will remain listed and will continue to trade on the Nasdaq National Market, until the Nasdaq Listing Qualifications Panel reaches its decision. There can be no assurance as to when Nasdaq will reach a decision, or that such a decision will be favorable to the company. An unfavorable decision would result in immediate delisting, but would allow Network Commerce, if a sufficient number of market makers apply for listing, to be traded through the Over the Counter Bulletin Board.

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About Network Commerce Inc.

Established in 1994, Network Commerce Inc. (Nasdaq: NWKC, temporarily NWKCD) is the technology infrastructure and services company. Network Commerce provides a comprehensive technology and business services platform that includes domain registration, hosting, commerce, and online marketing services. Network Commerce is headquartered in Seattle, WA.

Forward Looking Statements:

Certain statements in this announcement may contain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The words "believe," "expect," "intend," "anticipate," variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Readers are cautioned not to place undue reliance on these forward-looking statements that are true only as of the date of their announcement. Network Commerce Inc. undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events. Factors that could affect Network Commerce's actual results include, among others, the factors described in Network Commerce's filings with the Securities and Exchange Commission, including the Risk Factors and other disclosure contained in its Annual Report on Form 10-K for the year ended December 31, 2000, filed with the SEC. Network Commerce undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.



Press and Investor Relations Contact:
Anne-Marie Savage, Network Commerce Inc.,
(206) 223-1996, annemaries@networkcommerce.com


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